SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 20, 2011

WILLOW CREEK ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52970	27-3231761
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7251 W. Lake Mead Blvd., Suite 300 Las Vegas, Nevada 89128

(Address of principal executive offices)

(310) 600-8757

(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo, Huettel & Zouvas, LLP

3033 5th Avenue, Suite 400

San Diego, CA 92103

Telephone: 619.546.6100

Fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Willow Creek Enterprises, Inc.

Form 8-K

Current Report

Item 1.01          Entry into a Material Definitive Agreement.

On November 17, 2010, Willow Creek Enterprises, Inc. (the “Company”) entered into a Minerals Lease and Agreement (the “Original Agreement") with MinQuest, Inc., a Nevada corporation ("MinQuest"), whereby the Company acquired the right to conduct mineral exploration activities for a term of seven (7) years (the “Term”) on various unpatented mining claims situated in Lyon County, Nevada collectively known as the Hercules Property.  As consideration for the leased mineral rights, the Company shall pay to MinQuest an aggregate of $290,000 and provide $3,500,000 in work commitments during the Term of the Original Agreement. Additionally, MinQuest is entitled to receive a 3% royalty from all mineral production derived from the exploration and development of the Hercules Property.

On April 20, 2011, the Company entered into an Amended Minerals Lease and Agreement with MinQuest (the “Amended Agreement”) to amend certain terms and conditions of the Original Agreement including, but not limited to, the following material changes from the Original Agreement to the Amended Agreement: i) the Term is extended from seven (7) years to twenty (20) years; ii) the payment schedule as set forth in paragraph 3(a) is amended to include increases for inflation each year after the Seventh Year Anniversary; iii) the Area of Interest as set forth in paragraph 5 is increased to include a one mile radius surrounding the current boundaries of the Hercules Property; and iv) the list of Hercules Property mining claims as set forth in Schedule A is amended to include 88 claims in the aggregate.

The foregoing summary description of the terms of the Amended Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Amended Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01

Regulation FD Disclosure.

On April 20, 2011, the Company issued a press release announcing that it has acquired an additional two (2) mining claims as part of its Hercules Property located in Lyon County, Nevada.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Amended Minerals Lease and Agreement with MinQuest, Inc. dated April 20, 2011
99.1	Press Release dated April 20, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:

April 20, 2011

Willow Creek Enterprises, Inc.

By: /s/ Terry Fields

Name: Terry Fields

Title: President and Chief Executive Officer

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